CUSIP No. 03842Q108	13G

Exhibit 1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

DATED: February 14, 2018	PINNACLE VENTURES MANAGEMENT I, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES I-A (Q), L.P.

	By:	PINNACLE VENTURES MANAGEMENT I, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES I-B, L.P.

	By:	PINNACLE VENTURES MANAGEMENT I, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

CUSIP No. 03842Q108	13G

DATED: February 14, 2018	PINNACLE VENTURES I AFFILIATES, L.P.

	By:	PINNACLE VENTURES MANAGEMENT I, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES I (Q) EQUITY HOLDINGS, L.L.C.

	By:	PINNACLE VENTURES MANAGEMENT I, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES MANAGEMENT II, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES II-A, L.P.

	By:	PINNACLE VENTURES MANAGEMENT II, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES II-B, L.P.

	By:	PINNACLE VENTURES MANAGEMENT II, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

CUSIP No. 03842Q108	13G

DATED: February 14, 2018	PINNACLE VENTURES II-C, L.P.

	By:	PINNACLE VENTURES MANAGEMENT II, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES II-R, L.P.

	By:	PINNACLE VENTURES MANAGEMENT II, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES II EQUITY HOLDINGS, L.L.C.

	By:	PINNACLE VENTURES MANAGEMENT II, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES EQUITY MANAGEMENT I, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

CUSIP No. 03842Q108	13G

DATED: February 14, 2018	PINNACLE VENTURES EQUITY FUND I, L.P.

	By:	PINNACLE VENTURES EQUITY MANAGEMENT I, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES EQUITY FUND I-O, L.P.

	By:	PINNACLE VENTURES EQUITY MANAGEMENT I, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	PINNACLE VENTURES EQUITY FUND I AFFILIATES, L.P.

	By:	PINNACLE VENTURES EQUITY MANAGEMENT I, L.L.C.

	By:	/s/ Robert N. Savoie
Name: Robert N. Savoie
Title: Chief Operating Officer

DATED: February 14, 2018	/s/ Ken Pelowski
Name: Ken Pelowski